EX-5.i

perspective II(R)(05/06)
                                         JACKSON NATIONAL LIFE
                                          INSURANCE COMPANY(R) [GRAPHIC OMITTED]

FIXED AND VARIABLE ANNUITY APPLICATION (VA220)
See back page for mailing address.
USE DARK INK ONLY                                 Home Office: Lansing, Michigan
                                                                     WWW.JNL.COM

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

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REGISTRATION INFORMATION
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OWNER'S NAME               Date of Birth (mm/dd/yyyy)                   SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Age      Sex       U.S. Citizen        Phone No. (include area code)           E-Mail Address          Broker/Dealer Account Number
      __ M __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)

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Home Address (number and street)                        CITY, STATE, ZIP        Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                        __ M __ F      __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                  SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                        __ M __ F      __ Yes __ No
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JOINT ANNUITANT'S NAME                                  SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)
                                        __ M __ F      __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 SSN/TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 SSN/TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 SSN/TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 SSN/TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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ANNUITY TYPE                                                                    TRANSFER INFORMATION
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__ Non-Tax Qualified                      __ IRA - Individual*                  __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan          __ IRA - Custodial                    __ Direct Transfer
__ HR-10 (Keogh) Plan                     __ IRA - Roth*                        __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)      *Tax Contribution Years and Amounts:  __ Non-Direct Rollover
__ IRA - SEP                                Year:______   $______               __ Roth Conversion
__ Other ___________________________        Year:______   $______

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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the
Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.


VDA 120                                                             V4173  05/06


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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? ___ YES ___ NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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Company Name            Contract No.            Anticipated Transfer Amount
                                                $
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OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. ___ 4% Roll-Up Death Benefit (3% if the Owner is age 70 or older on the date of issue)
     3. ___ Highest Anniversary Value Death Benefit
     4. ___ Combination of Options 1 and 3 above.
     5. ___ Combination of Options 2 and 3 above.

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
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     A. EARNINGS PROTECTION BENEFIT
        __ EarningsMax(SM)

     B. CONTRACT ENHANCEMENT OPTIONS
        (MAY SELECT ONLY ONE)
        __ 2% of first-year premium
        __ 3% of first-year premium
        __ 4% of first-year premium

     C. WITHDRAWAL OPTIONS
        __ 20% Free Withdrawal Benefit (1)
        __ 5-Year Withdrawal Charge Schedule

     D. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
     GUARANTEED MINIMUM INCOME BENEFIT OPTION
        __ FutureGuard(SM)

     GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTIONS
        __ SafeGuard 7 Plus(SM)
           (7% GMWB)
        __ AutoGuard(SM)
           (5% GMWB with Annual Step-Up)
        __ MarketGuard 5(SM)
           (5% GMWB)
        __ LifeGuard Protector Advantage(SM)
           (5% For Life GMWB with Bonus and Annual Step-Up)
        __ LifeGuard Protector(SM)
           (5% For Life GMWB with Annual Step-Up)
        __ LifeGuard Protector with Joint Option(SM) (2)
           (Joint 5% For Life GMWB with Annual Step-Up)
        __ LifeGuard Protector Plus(SM)
           (5% For Life GMWB with Bonus and 5-Year Step-Up)
        __ LifeGuard Protector Plus with Joint Option(SM) (2)
           (Joint 5% For Life GMWB with Bonus and 5-Year Step-Up)

      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1) May not be selected in combination with either the 3% or 4% Contract Enhancement.

(2)  Spousal joint ownership required and available on Nonqualified Plans only.
     Please ensure the Joint Ownership section on Page 1 (including the
     "Relationship to Owner" box) is properly completed.
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INITIAL PREMIUM                                                          INCOME DATE
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Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, age 90 (age 70 1/2
                                                                         for Qualified Plans) of the Owner will be used.
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CAPITAL PROTECTION PROGRAM
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 __ Yes __ No    If "No", please proceed to the Premium Allocation Section.
                 (If no selection is made, JNL will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program? SELECT ONLY ONE.

 __ 1-Year    __ 3-Year    __ 5-Year    __ 7-Year

Now that you have selected a Fixed Account Option for the Capital Protection
Program, indicate how you would like the balance of your initial premium allocated using the Premium Allocation Section on the following page.
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VDA 120                                                                                                          V4173  05/06

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                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                        WHOLE PERCENTAGES ONLY *TOTAL ALLOCATION MUST EQUAL 100%
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196 ___% JNL(R)/AIM Large Cap Growth                             189 ___% JNL/Mellon Capital Management Financial Sector
206 ___% JNL/AIM Real Estate                                     188 ___% JNL/Mellon Capital Management Healthcare Sector
195 ___% JNL/AIM Small Cap Growth                                190 ___% JNL/Mellon Capital Management Oil & Gas Sector
114 ___% JNL/Alger Growth                                        187 ___% JNL/Mellon Capital Management Technology Sector
115 ___% JNL/Eagle Core Equity                                   054 ___% JNL/Mellon Capital Management Enhanced S&P 500 Stock Index
116 ___% JNL/Eagle SmallCap Equity                               173 ___% JNL/Oppenheimer Global Growth
150 ___% JNL/FMR Balanced                                        174 ___% JNL/Oppenheimer Growth
101 ___% JNL/FMR Mid-Cap Equity                                  127 ___% JNL/PIMCO Total Return Bond
075 ___% JNL/Franklin Templeton Income                           105 ___% JNL/Putnam Equity
208 ___% JNL/Franklin Templeton Small Cap Value                  148 ___% JNL/Putnam Midcap Growth
207 ___% JNL/Goldman Sachs Mid Cap Value                         106 ___% JNL/Putnam Value Equity
076 ___% JNL/Goldman Sachs Short Duration Bond                   104 ___% JNL/Select Balanced
113 ___% JNL/JPMorgan International Equity                       103 ___% JNL/Select Global Growth
126 ___% JNL/JPMorgan International Value                        102 ___% JNL/Select Large Cap Growth
077 ___% JNL/Lazard Emerging Markets                             107 ___% JNL/Select Money Market
132 ___% JNL/Lazard Mid Cap Value                                179 ___% JNL/Select Value
131 ___% JNL/Lazard Small Cap Value                              111 ___% JNL/T. Rowe Price Established Growth
123 ___% JNL/Mellon Capital Management S&P 500(R) Index          112 ___% JNL/T. Rowe Price Mid-Cap Growth
124 ___% JNL/Mellon Capital Management S&P(R) 400 MidCap Index   149 ___% JNL/T. Rowe Price Value
128 ___% JNL/Mellon Capital Management Small Cap Index           136 ___% JNL/Western High Yield Bond
129 ___% JNL/Mellon Capital Management International Index       110 ___% JNL/Western Strategic Bond
133 ___% JNL/Mellon Capital Management Bond Index                109 ___% JNL/Western U.S. Government & Quality Bond
145 ___% JNL/Mellon Capital Management Dow(SM) 10
193 ___% JNL/Mellon Capital Management S&P 10                    THE FOLLOWING 9 OPTIONS ARE S&P MANAGED PORTFOLIOS
183 ___% JNL/Mellon Capital Management Global 15                 227 ___% JNL/S&P Managed Conservative
184 ___% JNL/Mellon Capital Management 25                        226 ___% JNL/S&P Managed Moderate
186 ___% JNL/Mellon Capital Management Select Small-Cap          117 ___% JNL/S&P Managed Moderate Growth
224 ___% JNL/Mellon Capital Management JNL 5                     118 ___% JNL/S&P Managed Growth
079 ___% JNL/Mellon Capital Management JNL Optimized 5           119 ___% JNL/S&P Managed Aggressive Growth
222 ___% JNL/Mellon Capital Management Nasdaq(R) 15              097 ___% JNL/S&P Retirement Income
074 ___% JNL/Mellon Capital Management S&P 24                    098 ___% JNL/S&P Retirement 2015
223 ___% JNL/Mellon Capital Management Value Line(R) 25          099 ___% JNL/S&P Retirement 2020
096 ___% JNL/Mellon Capital Management Dow(SM) Dividend          100 ___% JNL/S&P Retirement 2025
225 ___% JNL/Mellon Capital Management VIP
191 ___% JNL/Mellon Capital Management Communications Sector     FIXED ACCOUNT OPTIONS
185 ___% JNL/Mellon Capital Management Consumer Brands Sector    041 __%  1-year          043 __% 3-year
                                                                 045 __%  5-year          047 __% 7-year
__ CHECK HERE FOR  AUTOMATIC  REBALANCING.  Only the
Portfolios selected  above and the 1-year Fixed Account          DCA+ ($15,000 CONTRACT MINIMUM)
(if selected) will participate in the program. The 3-, 5-        030 __% 6-month   IF DCA+ IS SELECTED, YOU MUST ATTACH
and 7-year Fixed Accounts are not available for Automatic        032 __% 12-month  THE SYSTEMATIC INVESTMENT FORM (V2375).
Rebalancing.
                                                                 DCA+ provides an automatic monthly transfer to the selected
Frequency: __ Monthly     __ Quarterly                           Portfolio(s) so the entire amount invested in this program,
           __Semi-Annual  __ Annual                              plus earnings, will be transferred by the end of the DCA+ term selected.
Start Date:______________________

If no date is selected, the program will begin one month/
quarter/half year/year (depending on the frequency you
selected) from the date JNL applies the first premium
payment.
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                         ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                      RESTRICTIONS MAY APPLY AT JNL'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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VDA 120                                                                                                                 V4173  05/06

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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life(R) (JNL) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to JNL's administrative procedures. JNL's administrative procedures are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that JNL, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JNL WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.

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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I  consent  ___ I do not  consent  ___ to  electronic  delivery  of  annual  and
semi-annual  reports,   quarterly  and  immediate  confirms,   prospectuses  and
prospectus      supplements,      and     related     correspondence     (except
______________________)  from Jackson National Life, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.

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IMPORTANT - PLEASE READ CAREFULLY.
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT * (city, state)                        DATE SIGNED * (mm/dd/yyyy)

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Owner's Signature               Annuitant's Signature (if other than Owner)

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Joint Owner's Signature         Joint Annuitant's Signature (if other than Joint
                                Owner)

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VDA 120                                                             V4173  05/06

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PRODUCER/REPRESENTATIVE'S STATEMENT
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I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Representative's Full Name (please print)              Phone No. (include area code)

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Producer/Representative's Signature                             Date Signed (mm/dd/yyyy)

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Address (number and street)             City, State, ZIP

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E-Mail Address                 Contact your home office for program information.
                        __ Option A   __ Option B  __ Option  C __  Option D __  Option E
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL Producer/Representative No.

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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW
MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                     OVERNIGHT MAIL
    JNL(R) Service Center              JNL Service Center
       P.O. Box 17240              8055 E. Tufts Ave., 2nd Fl.
    Denver, CO 80217-0240               Denver, CO 80237

             Customer Care: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 800/943-6761
                           E-Mail: contactus@jnli.com
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IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

          REGULAR MAIL                OVERNIGHT MAIL
     JNL/IMG Service Center       JNL/IMG Service Center
         P.O. Box 30392               1 Corporate Way
       Lansing, MI 48909             Lansing, MI 48951

             Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 517/706-5540
                           E-Mail: contactus@jnli.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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VDA 120                                                             V4173  05/06